Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

June 30, 2020

Shares		Value
Common Stocks – 91.1%
Banks – 9.4%
Bank Central Asia Tbk PT	243,600	$488,366
E.Sun Financial Holding Co Ltd	449,374	422,401
HDFC Bank Ltd	72,152	1,028,567
Ping An Bank Co Ltd - Class A	223,132	402,196
		2,341,530
Beverages – 2.5%
Kweichow Moutai Co Ltd	3,032	627,838
Construction Materials – 2.6%
Anhui Conch Cement Co Ltd	97,000	652,440
Diversified Consumer Services – 2.9%
New Oriental Education & Technology Group Inc (ADR)*	5,625	732,544
Diversified Financial Services – 4.0%
Ayala Corp	33,020	515,664
Bajaj Holdings & Investment Ltd	14,580	491,628
		1,007,292
Electronic Equipment, Instruments & Components – 2.2%
Largan Precision Co Ltd	4,000	552,172
Food Products – 7.1%
Tata Consumer Products Ltd	101,314	521,242
Uni-President Enterprises Corp	402,000	970,338
Vietnam Dairy Products JSC	56,904	276,493
		1,768,073
Hotels, Restaurants & Leisure – 2.6%
Sands China Ltd	163,200	638,655
Household Durables – 5.0%
Midea Group Co Ltd	89,322	756,010
Techtronic Industries Co Ltd	51,000	497,555
		1,253,565
Information Technology Services – 2.4%
Tata Consultancy Services Ltd	21,096	583,988
Insurance – 7.5%
AIA Group Ltd	113,200	1,053,587
Ping An Insurance Group Co of China Ltd	82,500	823,953
		1,877,540
Interactive Media & Services – 10.4%
Tencent Holdings Ltd	40,200	2,582,266
Internet & Direct Marketing Retail – 11.6%
Alibaba Group Holding Ltd (ADR)*	10,063	2,170,589
Meituan Dianping*	32,100	713,065
		2,883,654
Machinery – 2.3%
Sany Heavy Industry Co Ltd	213,430	566,857
Personal Products – 2.3%
LG Household & Health Care Ltd	520	581,787
Semiconductor & Semiconductor Equipment – 8.0%
SK Hynix Inc	7,933	567,522
Taiwan Semiconductor Manufacturing Co Ltd	134,000	1,418,450
		1,985,972
Technology Hardware, Storage & Peripherals – 2.5%
Advantech Co Ltd	62,797	627,740
Textiles, Apparel & Luxury Goods – 2.2%
Shenzhou International Group Holdings Ltd	44,700	537,384
Thrifts & Mortgage Finance – 3.6%
Housing Development Finance Corp Ltd	37,697	884,282
Total Common Stocks (cost $18,941,716)		22,685,579
Preferred Stocks – 7.0%
Technology Hardware, Storage & Peripherals – 7.0%
Samsung Electronics Co Ltd (cost $1,448,137)	44,858	1,751,876
Investment Companies – 1.3%
Money Markets – 1.3%
Fidelity Investments Money Market Treasury Portfolio, 0.0800%ºº (cost $307,995)	307,996	307,996
Total Investments (total cost $20,697,848) – 99.4%		24,745,451
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		160,742
Net Assets – 100%		$24,906,193

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$10,565,142	42.7%
Taiwan	3,991,101	16.1
India	3,509,707	14.2
South Korea	2,901,185	11.7
Hong Kong	2,189,797	8.9
Philippines	515,664	2.1
Indonesia	488,366	2.0
United States	307,996	1.2
Vietnam	276,493	1.1

Total	$24,745,451	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Diversified Consumer Services	$732,544	$-	$-
Internet & Direct Marketing Retail	2,170,589	713,065	-
All Other	-	19,069,381	-
Preferred Stocks	-	1,751,876	-
Investment Companies	307,996	-	-
Total Assets	$3,211,129	$21,534,322	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.